Fiscal 2012 Unaudited Fourth-Quarter & Full-Year Results June 7, 2012 Exhibit 99.2 Agilysys, Inc. (Nasdaq: AGYS)

Forward-Looking Language
This presentation and other publicly available documents, including the documents incorporated herein and therein by reference, contain, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate,"
"intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-
looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include the risk factors set forth in Item 1A of the company’s Annual Report for the fiscal year ended March 31, 2011. Copies are available from the SEC or the Agilysys website. We undertake no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise.
Use of Non-GAAP Financial Information
To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this press release, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted operating loss, adjusted EBITDA, adjusted net loss and adjusted cash flow from operations; and revenue, gross profit margin, operating loss and net loss, excluding prior-period adjustments. Management believes that such information can enhance investors' understanding of the company's ongoing operations. See the accompanying tables below for reconciliations of adjusted operating loss and adjusted net loss, adjusted EBITDA and adjusted cash flow from operations to the comparable GAAP measures.
2 2
Forward-looking statements & non-GAAP financial
information

3 3
• Consolidated revenue increased 11%
• Products revenue increased 7%
• Support, Maintenance and Subscription
Services grew 4%
• Professional Services surged 54%
• Gross profit increased 5% and gross margin,
as a percentage of sales, contracted 210 basis
points on lower Products margin
• Reported operating loss includes $5.3M in
restructuring and related charges, and
impairment and related charges of $9.7M
reflecting certain developed technology that is
no longer being sold
• Adjusted operating loss was $3.6M vs. $2.9M
• Adjusted net loss was $3.7M, or $0.17 per
share, vs. $2.5M, or $0.11 per share
• Adjusted EBITDA, excluding certain charges,
was a loss of $2.4M, versus a loss of $1.8M in
the prior year
Three Months Ended
March 31
2012 2011%
Revenue:
Products $24.8 $23.1 7.1%
Support, maintenance and
subscription services $19.5 $18.8 3.7%
Professional services $7.8 $5.1 53.9%
Total revenue $52.0 $47.0 10.8%
Products $19.8 $16.8 18.2%
Support, maintenance and
subscription services $6.4 $6.6 (3.0%)
Professional services $5.0 $3.8 31.3%
Cost of goods sold $31.2 $27.2 14.9%
Gross profit $20.8 $19.8 5.3%
40.0% 42.1%
Adjusted operating loss ($3.6) ($2.9)
Adjusted net loss ($3.7) ($2.5)
Adjusted net loss per share ($0.17) ($0.11)
Adjusted EBITDA ($2.4) ($1.8)
(4.7%) (3.8%)
Q4 Year-over-Year Commentary
Q4 review: consolidated results from continuing operations
Statement of Operations ($Mil., except per share)

• Net revenue decreased 9%, reflecting a
decline in remarketed products as a result of
the focus on selling higher-margin traditional
proprietary products and the movement to
recurring revenue streams
• Support and Professional Services increased
9% and 24%, respectively
• Gross margin expanded 330 basis points due
to improved revenue mix
• Operating expenses included asset
impairments and related charges of $9.7M
and $1.5M in restructuring & related charges
• Adjusted operating income increased to
$3.0M vs. $2.5M in 4Q FY11
• Adjusted EBITDA improved 13% to $3.6M
from $3.2M
4 4
Three Months Ended
March 31
2012 2011%
Revenue:
Products $6.8 $10.7 (36.9%)
Support, maintenance and
subscription services $12.8 $11.7 9.3%
Professional services $3.4 $2.7 24.1%
Total revenue $22.9 $25.1 (8.8%)
Cost of goods sold $7.7 $9.3 (16.9%)
Gross profit $15.2 $15.8 (4.1%)
66.3% 63.0%
Operating (loss) income ($8.6) $1.7
Adjusted operating income $3.0 $2.5
Adjusted EBITDA $3.6 $3.2
Q4 review: Hospitality (“HSG”)
HSG Segment Profit ($Mil.) Q4 Year-over-Year Commentary

• Revenue increased 33%, primarily due to
higher Products and Professional Services
revenues
• Gross profit margin expanded 130 basis
points as a result of a change in product mix
and the elimination of certain non-profitable
support contracts
• Operating income advanced to $0.3M,
reversing operating loss of $0.5M in 2011
• Adjusting for $0.2M in restructuring charges,
and other non-cash charges, operating
income was $0.6M, versus the $0.4M loss in
2011
5 5
*Columns may not foot due to rounding.
Three Months Ended
March 31
2012 2011%
Revenue:
Products $18.0 $12.4 45.1%
Support, maintenance and
subscription services $6.7 $7.1 (5.4%)
Professional services $4.5 $2.4 87.9%
Total revenue $29.1 $21.8 33.4%
Cost of goods sold $23.5 $17.9 31.4%
Gross profit $5.7 $4.0 42.7%
19.4% 18.1%
Operating income (loss) $0.3 ($0.5)
Adjusted operating income (loss) $0.6 ($0.4)
Adjusted EBITDA $0.8 ($0.3)
Q4 review: Retail (“RSG”)
RSG Segment Profit ($Mil.)
Q4 Year-over-Year Commentary

• Transitioning corporate offices to Alpharetta
completed on time and under budget
• Corporate restructuring is essentially
completed
• Realized cost savings are estimated to save
$14M to $16M annually
6 6
Three Months Ended
March 31
2012 2011
Total revenue $0.0 $0.0
Cost of goods sold $0.0 $0.0
Gross profit $0.0 $0.0
Adjusted operating loss ($7.2) ($5.0)
Adjusted EBITDA ($6.8) ($4.6)
Q4 review: Corporate/other
Corporate ($Mil.) continuing operations
Q4 Year-over-Year Commentary

• Cash and liquid investments on hand as of March 31, 2012, increased to $97.6M, up from:
• $84.1M on Dec. 31, 2011; and,
• $74.4M on March 31, 2011
• Adjusted Cash Flow Provided by Continuing Operations (excluding certain items) Improved to $16.2M in Fiscal 2012, vs. $4.6M in Adjusted Cash Used in Operations Last Year
• Fiscal 2012 Uses of Cash Included:
• $13.2M for stock repurchases
• $5.9M in cash expenses related to restructuring activities
• NOLs totaled more than $150M at 3/31/12
• Deferred revenue increased $15M sequentially to $28M on higher annual support and maintenance contract awards
7 7
Fiscal 2012 review: summary cash flow performance
and key balance sheet metrics

• Revenue grew approximately 3% year over year
due to increases in all revenue categories
• Gross margin improved approximately 90 basis
points to 38.2%
• Adjusted operating loss narrowed to $7.9M vs.
loss of $13.0M in fiscal 2011
• Adjusted net loss was $7.2M, or $0.32 per share,
versus prior-year adjusted net loss of $14.2M, or
$0.63 per share
• Adjusted EBITDA, excluding charges and one-
time items, was a loss of $4.6M, compared with a
loss of $10.2M in the previous year
8 8
Twelve Months Ended
March 31
2012 2011%
Revenue:
Products $105.1 $104.8 0.4%
Support, maintenance and
subscription services $73.2 $70.7 3.5%
Professional services $30.6 $27.2 12.5%
Total revenue $208.9 $202.7 3.1%
Products $83.6 $80.1 4.3%
Support, maintenance and
subscription services $25.7 $25.5 0.8%
Professional services $19.8 $21.4 (7.7%)
Cost of goods sold $129.1 $127.0 1.6%
Gross profit $79.8 $75.6 5.5%
38.2% 37.3%
Adjusted operating loss ($7.9) ($13.0)
Adjusted net loss ($7.2) ($14.2)
Adjusted net loss per share ($0.32) ($0.63)
Adjusted EBITDA ($4.6) ($10.2)
(2.2%) (5.0%)
Fiscal 2012 review: consolidated results from
continuing operations
Fiscal Year-over-Year Commentary
Statement of Operations ($Mil., except per-share)

Revenues
(in millions)
225
200
175
$209M
$211M
$208M
FY12
FY13E

Adjusted Operating (Loss) Income
(in millions)
5
4
3
2
1
0
-1
-2
-3
-4
-5
-6
-7
-8
$4.5M
$3.5M
($7.9M)
FY12
FY13E

Adjusted (Loss) Earnings Per Share
0.20
0.10
0.00
-0.10
-0.20
-0.30
$0.21
$0.16
($0.32)
FY12
FY13E

Agilysys

9 9 Fiscal 2013 Outlook

Fiscal 2012 Unaudited Fourth-Quarter & Full-Year Results June 7, 2012 Agilysys, Inc. (Nasdaq: AGYS) Q&A

11 11
(In thousands except per-share data)
Three Months Ended Twelve Months Ended
March 31, March 31,
2012 2011 2012 2011
Operating loss $ (19,949) $       (5,170) $     (41,190) $     (21,625)
Stock compensation expense 546 738 2,896 2,812
Amortization of intangibles 904 1,188 3,686 5,122
Asset impairments and related charges 9,681 900 9,681 959
Impact from revision to prior-period financial statements - (560) 1,127 (639)
Restructuring and related charges 5,262 - 15,853 405
Adjusted operating loss from continuing operations (a) (3,556) (2,904) (7,947) (12,966)
Other (income) expense (121) 392 1,056 (1,070)
Cash income tax (b) (23) (20) (264) (209)
Adjusted net loss from continuing operations (a) $   (3,700) $       (2,532) $       (7,155) $     (14,245)
Weighted average shares outstanding: basic and diluted 21,773 22,805 22,432 22,785
Adjusted earnings per share (a) $     (0.17) $         (0.11) $         (0.32) $         (0.63)
(a) Non-GAAP financial measure
(b) Taxes calculated based upon our cash tax rate for the three and twelve months ended March 31, 2012 and 2011.
Reconciliation of operating loss to adjusted net loss
(unaudited)

12 12
(In thousands)
Three Months Ended Twelve Months Ended
March 31, March 31,
2012 2011 2012 2011
Operating loss
$   (19,949) $    (5,170) $   (41,190) $   (21,625)
Depreciation of fixed assets
1,426 1,406 4,602 3,914
Amortization of intangibles and developed technology
1,152 1,658 5,342 6,819
Asset impairments and related charges
9,681 900 9,681 959
Impact from revision to prior period financial statements
- (560) 1,127 (639)
Restructuring and related charges
5,262 - 15,853 405
Adjusted EBITDA from continuing operations (a)
$    (2,428) $    (1,766) $    (4,585) $   (10,167)
(a) Non-GAAP financial measure
Reconciliation of operating loss to adjusted EBITDA
(unaudited)

13 13
Twelve Months Ended
(In thousands) March 31,
2012 2011
Operating activities:
Net cash provided by (used in) continuing operations
$     5,301 $    (8,914)
Non-recurring cash items:
Restructuring payments
5,896 1,610
BEP/SERP payments
5,017 2,722
Adjusted cash provided by (used in) continuing operations
$    16,214 $    (4,582)
Reconciliation of operating cash flows from continuing
operations to adjusted cash flows from continuing operations
(unaudited)